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                                                                      EXHIBIT 21

            SUBSIDIARIES OF TIME WARNER ENTERTAINMENT COMPANY, L.P.
                      AND THE TIME WARNER GENERAL PARTNERS

     Set forth below are the names of certain subsidiaries, at least 50% owned, directly or indirectly, of TWE and the Time Warner General Partners as of December 31, 1998. Certain subsidiaries which, when considered in the aggregate, would not constitute a significant subsidiary have been omitted. Indented subsidiaries are direct subsidiaries of the company under which they are indented.

SUBSIDIARIES OF TIME WARNER ENTERTAINMENT COMPANY, L.P.

                                                              PERCENTAGE     STATE OR OTHER
                                                               OWNED BY     JURISDICTION OF
                                                              IMMEDIATE     INCORPORATION OR
NAME                                                            PARENT        ORGANIZATION
----                                                          ----------    ----------------
Time Warner Entertainment-Advance/Newhouse Partnership......       64.8     New York
  CV of Viera Joint Venture (Partnership)...................       50       Florida
Century Venture Corporation.................................       50       Delaware
Erie Telecommunications, Inc. ..............................       54.19    Pennsylvania
Kansas City Cable Partners..................................       50       Colorado
Time Warner Cable New Zealand Holdings Ltd. ................      100(1)    New Zealand
Public Cable Company (partnership)..........................       77       Maine
Queens Inner Unity Cable System.............................       66.01    New York
Comedy Partners, L.P. ......................................       50       New York
CTV Holdings L.L.C. ........................................      100       Delaware
CTV Holdings II L.L.C. .....................................      100       Delaware
  Courtroom Television Network LLC..........................       50(2)    New York
DC Comics (partnership).....................................       50(3)
Quincy Jones Entertainment Company L.P. (partnership).......       50       Delaware
Warner Cable of Vermont Inc. ...............................      100       Delaware
HBO Direct, Inc. ...........................................      100       Delaware
  TWE Asia Inc. ............................................      100       Delaware
  TW Buffer Inc. ...........................................      100       Delaware
     Warner Bros. (F.E.) Inc. ..............................      100       Delaware
     Warner Bros. (Japan) Inc. .............................      100       Delaware
     Warner Bros. (South) Inc. .............................      100       Delaware
     Warner Bros. (Transatlantic) Inc. .....................      100       Delaware
       Bethel Productions Inc. .............................      100       Delaware
     Warner Films Consolidated Inc. ........................      100       Delaware
       Exeter Distributing Inc. ............................      100       Delaware
       Riverside Avenue Distributing Inc. ..................      100       Delaware
HBO Asia Holdings, L.P. (partnership).......................      100(4)    Delaware
  HBO Pacific Partners, C.V. ...............................       83.33    Neth. Antilles
     Home Box Office (Singapore) Pty. Ltd. .................      100       Singapore
HBO Ceska Republika, S.R.O. ................................      100       Czech Republic
Turner/HBO Ltd. Purpose Joint Venture (partnership).........       50(5)    New York
Acapulco 37 S.A. de C.V. ...................................      100       Mexico
Warner Bros. Gesellschaft mbH...............................      100       Austria
Time Warner Entertainment Limited...........................      100       U.K.
  The Bountiful Company Limited.............................       50       U.K.
  Warner Bros. Studio Stores Ltd. ..........................      100       U.K.
  Warner Bros. Consumer Products (UK) Ltd. .................      100       U.K.
  TWE Finance Limited.......................................      100       U.K.
  Warner Bros. Theatres Ltd. ...............................      100       U.K.
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                                                              PERCENTAGE     STATE OR OTHER
                                                               OWNED BY     JURISDICTION OF
                                                              IMMEDIATE     INCORPORATION OR
NAME                                                            PARENT        ORGANIZATION
----                                                          ----------    ----------------
  Warner Bros. Distributors Ltd. ...........................      100       U.K.
     Lorimar Telepictures International Ltd. ...............      100       U.K.
       Warner Bros. International Television Distribution
          Italia S.p.A. ....................................      100       Italy
  Warner Bros. Theatres (U.K.) Limited......................      100       U.K.
     Warner Bros. Theatres Advertising Agency Limited.......      100       U.K.
  Warner Bros. Productions Limited..........................      100       U.K.
  Warner Home Video (U.K.) Limited..........................      100       U.K.
Lorimar Distribution International (Canada) Corp. ..........      100       Canada
Lorimar Canada Inc. ........................................      100       Canada
Productions et Editions Cinematographiques Francaises SARL
  (PECF)....................................................      100       France
  Warner Home Video France S.A. ............................      100       France
Time Warner Entertainment Australia Pty. Ltd. ..............      100       Australia
  Lorimar Telepictures Pty. Limited.........................      100       Australia
  Warner Bros. (Australia) Pty. Ltd. .......................      100       Australia
  Warner Holdings Australia Pty. Limited....................      100       Australia
     Warner Bros. Properties (Australia) Pty. Ltd. .........      100       Australia
     Warner Bros. Theatres (Australia) Pty. Limited.........      100       Australia
     Warner World Australia Pty. Limited....................      100       Australia
       Movie World Enterprises Partnership (partnership)....       50       Australia
     Warner Home Video Pty. Limited.........................      100       Australia
       Warner Bros. Video Pty. Ltd. ........................      100       Australia
     Warner Sea World Aviation Pty. Ltd. ...................      100       Australia
       Sea World Aviation Partnership (partnership).........       50       Australia
     Warner Sea World Investments Pty. Limited..............      100       Australia
       Sari Lodge Pty. Limited..............................       50       Australia
          Sea World Management Pty. Ltd. ...................      100       Australia
     Warner Sea World Operations Pty. Ltd. .................      100       Australia
       Sea World Enterprises Partnership (partnership)......       50       Australia
     Warner Sea World Units Pty. Ltd. ......................      100       Australia
Time Warner Germany Holding GmbH............................      100(6)    Germany
  Time Warner Entertainment Germany GmbH....................      100       Germany
     Time Warner Entertainment Germany GmbH and Co. Medien
       Vertrieb OHG.........................................      100(7)    Germany
       Warner Bros. Movie World GmbH & Co. KG...............       60       Germany
     Warner Bros. Deutschland Pay TV GmbH...................      100       Germany
     Warner Home Video GmbH.................................      100       Germany
       Warner Home Video Spol SRO...........................      100       Czech Republic
     GWHS Grundstrucks Verwaltungs GmbH.....................      100       Germany
     Warner Bros. Film GmbH.................................      100       Germany
       Warner Bros. Film GmbH Kinobetriebe..................      100       Germany
       Warner Bros. Film GmbH Multiplex Cinemas Mulheim.....      100       Germany
Time Warner Merchandising Canada Inc. ......................      100       Canada
Warner Bros. Canada Inc. ...................................      100       Canada
Warner Bros. Distributing (Canada) Limited..................      100       Canada
Warner Home Video (Canada) Ltd. ............................      100       Canada
Warner Bros. (Africa) (Pty) Ltd. ...........................      100       So. Africa
Warner Bros. Belgium SA/NV..................................      100       Belgium
Warner Bros. (D) A/S........................................      100       Denmark
  Warner & Metronome Films A/S..............................       50       Denmark
  Warner Bros. Theatres Denmark A/S.........................      100       Denmark
     Scala Biografome I/S (partnership).....................       50       Denmark
     Dagmar Teatret I/S (partnership).......................       50       Denmark
Warner Bros. Film Ve Video Sanayi Ve Ticaret A.S............      100       Turkey
Warner Bros. Finland OY.....................................      100       Finland
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
                                                              PERCENTAGE     STATE OR OTHER
                                                               OWNED BY     JURISDICTION OF
                                                              IMMEDIATE     INCORPORATION OR
NAME                                                            PARENT        ORGANIZATION
----                                                          ----------    ----------------
Warner Bros. (Holland) B.V. ................................      100       Netherlands
  Warner Home Video (Nederland) B.V. .......................      100       Netherlands
  Warner Bros. Theatres (Holland) B.V. .....................      100       Netherlands
Warner Bros. Holdings Sweden AB.............................      100       Sweden
  Warner Bros. (Sweden) AB..................................      100       Sweden
  Warner Home Video (Sweden) AB.............................      100       Sweden
Warner Bros. Italia S.p.A. .................................      100       Italy
  Warner Entertainment Italia S.r.L. .......................      100       Italy
Warner Bros. (Korea) Inc. ..................................      100       Korea
Warner Bros. (Mexico) S.A. .................................      100       Mexico
Warner Bros. (N.Z.) Limited.................................      100       New Zealand
  Warner Home Video (N.Z.) Limited..........................      100       New Zealand
Warner Bros. Norway A/S.....................................      100       Norway
Warner Bros. Singapore Pte. Ltd. ...........................      100       Singapore
Warner Home Video (Ireland) Ltd. ...........................      100       Ireland
Warner Home Video Portugal Lda. ............................      100       Portugal
Warner-Lusomondo Sociedade Iberica de Cinemas Lda. .........       50       Portugal
Warner Home Video Espanola S.A. ............................      100       Spain
  Warner Bros. Consumer Products S.A. ......................      100       Spain
Warner Mycal Corporation....................................       50       Japan
Hungary Holding Co. ........................................      100(6)    Delaware

SUBSIDIARIES OF THE TIME WARNER GENERAL PARTNERS
American Television and Communications Corporation
  (Registrant)..............................................      100(8)    Delaware
  Paragon Communications (partnership)......................      100(9)    Colorado
Warner Communications Inc. (Registrant).....................      100       Delaware
  WCI Record Club Inc. .....................................      100(10)   Delaware
     The Columbia House Company (partnership)...............       50       New York
  DC Comics (partnership)...................................       50(3)    New York
  Warner-Tamerlane Publishing Corp. ........................      100       California
  WB Music Corp. ...........................................      100       California
  HBO Film Management, Inc. ................................      100       Delaware
  NPP Music Corp. ..........................................      100       Delaware
  Warner/Chappell Music, Inc. ..............................      100       Delaware
     Warner Bros. Music International Inc. .................      100       Delaware
       Warner Bros. Publications U.S. Inc. .................      100       New York
          New Chappell Inc.(11).............................      100       Delaware
     Super Hype Publishing, Inc. ...........................      100       New York
     Cotillion Music, Inc. .................................      100       Delaware
     Walden Music, Inc. ....................................      100       New York
     CPP/Belwin, Inc. ......................................      100       Delaware
     Summy-Birchard, Inc. ..................................      100       Wyoming
Lorimar Motion Picture Management, Inc. ....................      100       California
Warner Music Group Inc. ....................................      100       Delaware
Elektra Entertainment Group Inc. ...........................      100       Delaware
Warner Bros. Records Inc. ..................................      100       Delaware
  WBR/Sire Ventures Inc. ...................................      100       Delaware
     SR/MDM Venture Inc. ...................................      100       Delaware
       Maverick Recording Company...........................       50       California
  Atlantic Recording Corporation............................      100       Delaware
     Atlantic Rhino Ventures Inc. ..........................      100       Delaware
  Warner-Elektra-Atlantic Corporation.......................      100       New York
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
                                                              PERCENTAGE     STATE OR OTHER
                                                               OWNED BY     JURISDICTION OF
                                                              IMMEDIATE     INCORPORATION OR
NAME                                                            PARENT        ORGANIZATION
----                                                          ----------    ----------------
WEA International Inc.(12)..................................      100       Delaware
  Warner Music Canada Ltd. .................................      100       Canada
     The Columbia House Company (Canada) (partnership)......       50       Canada
Warner Special Products Inc. ...............................      100       Delaware
  Warner Custom Music Corp. ................................      100       California
WEA Manufacturing Inc. .....................................      100       Delaware
  Allied Record Company.....................................      100       California
Time Warner Limited.........................................      100       U.K.
  Warner Music International Services Ltd. .................      100       U.K.
     Time Warner UK Limited.................................      100       U.K.
     Warner Chappell Music Group (UK) Ltd. .................      100       U.K.
       Warner Chappell Music Limited........................      100       U.K.
          Magnet Music Ltd. ................................      100       U.K.
     Warner Music (U.K.) Limited............................      100       U.K.
Ivy Hill Corporation........................................      100       Delaware
TW Service Holding I, L.P. (partnership)....................     (13)       Delaware
TW Service Holding II, L.P. (partnership)...................     (13)       Delaware
  TW Programming Co. (partnership)..........................     (14)       New York
  TW Cable Service Co. (partnership)........................     (15)       New York
  Time Warner Connect (partnership).........................     (15)       New York
TWI Ventures Ltd. ..........................................      100       Delaware
E.C. Publications, Inc. ....................................      100       New York

---------------
 (1) TWE owns 99% and Time Warner Companies, Inc. owns 1%.
 (2) CTV Holdings L.L.C. owns 33 1/3% and CTV Holdings II L.L.C. owns 16 2/3%.
 (3) Warner Communications Inc. owns 50% and TWE owns 50%.
 (4) TWE owns 99% and TWE Asia, Inc. owns 1%.
 (5) TWE owns 50% and TBS owns 50%.
 (6) TWE owns 99% and HBO Direct, Inc. owns 1%.
 (7) Time Warner Entertainment Germany GmbH owns 85% and Time Warner Germany Holding GmbH owns 15%.
 (8) Time Warner Companies, Inc. owns 92.20% and Warner Communications Inc. owns 7.8%.
 (9) KBL Communications Inc. owns 53.69% of Paragon Communications, ATC owns .74% and the remaining 45.57% is owned by TWI Cable Inc. through its subsidiaries.
(10) Time Warner Companies, Inc. owns 80% and Warner Communications Inc. owns
     20%.
(11) The names of 16 subsidiaries of New Chappell Inc. carrying on substantially the same music publishing operations in foreign countries are omitted.
(12) The names of 34 subsidiaries of WEA International Inc. carrying on substantially the same record, tape and video cassette distribution operations in foreign countries are omitted.
(13) The General Partners of TWE own 87.5%, TW/TAE, Inc. and Time Warner Companies, Inc. each own 6.25% as limited partners.
(14) TWE owns 99% and TW Service Holding II, L.P. owns 1%.
(15) TW Service Holding I, L.P. owns 99% and TW Service Holding II, L.P. owns
     1%.